UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

Commission File Number:  000-50609

AEI INCOME & GROWTH FUND 25 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	75-3074973
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Partnership Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 29, 2025, the Partnership sold its 35% interest in the Advance Auto Parts Store to GH Willowbrook LLC, an unrelated third party. The Partnership received net cash proceeds of approximately $498,000 for the property, which resulted in a net gain of approximately $110,000.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable.

(b) Pro forma financial information – A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of pro forma statements. Assuming the Partnership had sold the property on January 1, 2024:

The Partnership's Investments in Real Estate would have been reduced by $410,728 and its Current Assets (cash) would have increased by $498,000 and Partners’ Capital would have increased by $87,272.

For the year ended December 31, 2024, Income from Operations would have decreased $26,413, representing a decrease in rental income of $44,079, a decrease in depreciation expense of $15,213 and a decrease in property management expenses of $2,453. For the six months ending June 30, 2025, Income from Operations would have decreased $10,842, representing a decrease in rental income of $20,818, a decrease in depreciation expense of $7,606 and a decrease in property management expenses of $2,370.

The net effect of these pro forma adjustments would have caused Net Income to decrease from $669,471 to $643,058 and decrease from $1,576,849 to $1,566,007, which would have resulted in Net Income of $14.66 and $41.97 per Limited Partnership Unit outstanding for the year ended December 31, 2024 and the six months ended June 30, 2025, respectively.

(c) Shell company transactions – Not Applicable.

(d) Exhibit 10.1 – Purchase and Sale Agreement dated March 12, 2025 between the Partnership and GH Willowbrook LLC, relating to the property at 10540 Pendleton Pike, Indianapolis, IN 46236.

Exhibit 10.2 – First Amendment to the Purchase and Sale Agreement dated June 20, 2025 between the Partnership and GH Willowbrook LLC, relating to the property at 10540 Pendleton Pike, Indianapolis, IN 46236.

Exhibit 10.3 – Second Amendment to the Purchase and Sale Agreement dated June 26, 2025 between the Partnership and GH Willowbrook LLC, relating to the property at 10540 Pendleton Pike, Indianapolis, IN 46236.
Exhibit 10.4 – Third Amendment to the Purchase and Sale Agreement dated July 7, 2025 between the Partnership and GH Willowbrook LLC, relating to the property at 10540 Pendleton Pike, Indianapolis, IN 46236.

Exhibit 10.5 – Fourth Amendment to the Purchase and Sale Agreement dated July 24, 2025 between the Partnership and GH Willowbrook LLC, relating to the property at 10540 Pendleton Pike, Indianapolis, IN 46236.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEI Income & Growth Fund 25 LLC
Limited Partnership

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing General Partner

Date: August 5, 2025	By:	/s/ Keith E. Petersen
Keith E. Petersen
Chief Financial Officer